SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 11th, 2002
                                                       -------------------

                           VIRTUAL ACADEMICS.COM, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

Delaware                            033-25900                75-228820
--------                            ---------                ---------
(State or other jurisdiction        Commission File          (IRS Employer
or incorporation)                   Number)                  Identification No.)

                 6421 Congress Avenue, Boca Raton, Florida 33487
                 -----------------------------------------------
          (Address of principal executive offices, including zip code)

        Registrant's telephone number, including area code (561) 994-4446
                                                           --------------

                                      N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. Other Events.

On December 11th, 2002, the Board of Directors of Virtual Academics.Com, Inc. (the "Corporation") recommended and approved the change of its name to CENUCO, INC. to better reflect its business direction and operation. Effective December 17th, 2002, a majority of the Corporation's shareholders approved of the name change. A copy of the press release announcing this name change is attached as
Exhibit 99.1

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CENUCO, INC.,
                                        (formerly known as
                                         Virtual Academics.com, Inc.)

                                        By:  /s/ STEVEN BETTINGER
                                        Its: PRESIDENT & CHIEF OPERATING OFFICER

Dated: January 2, 2003